UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

American Acquisition Opportunity Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
Vote by Internet - QUICK EASY
IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

AMERICAN ACQUISITION OPPORTUNITY INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on September 21, 2022.

INTERNET -
www.cstproxyvote.com

Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting -

If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/amao/2022

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.	MAIL - Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1 -6.	Please mark your votes like this	☒

1.	To amend our Amended and Restated Certificate of Incorporation to extend the date by which the Company must consummate a Business Combination from September 22, 2022 to March 22, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐	4.	To amend Section 9.2(a) of the Charter to eliminate the net tangible assets limitation.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To amend the Trust Agreement to extend the liquidation date from September 22, 2022 to March 22, 2023.	FOR ☐	AGAINST ☐	ABSTAIN ☐	5.	To amend Section 9.7 of the charter to remove the limitation on redemptions in connection with charter amendments.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To amend Section 9.5 of the Charter to eliminate the requirement to obtain a fairness opinion in connection with a business combination.	FOR ☐	AGAINST ☐	ABSTAIN ☐	6.	To approve one or more adjournments of the meeting, if necessary, to solicit additional proxies.	FOR ☐	AGAINST ☐	ABSTAIN ☐

CONTROL NUMBER

Signature	Signature, if held jointly	Date	, 2022

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of

Proxy Materials for the Special Meeting of Stockholders

To view the Proxy Statement for the September 22, 2022

Special Meeting and to Attend the Special Meeting, please go to:

https://www.cstproxy.com/amao/ext2022

☐ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ☐

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

AMERICAN ACQUISITION OPPORTUNITY INC.

The undersigned appoints Mark C. Jensen, Chief Executive Officer, as proxy, with the power to appoint his substitute, and authorizes him to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of American Acquisition Opportunity Inc. held of record by the undersigned at the close of business on September 9, 2022 at the Special Meeting of Stockholders of American Acquisition Opportunity Inc. to be held on September 22, 2022, or at any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)

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